SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement       |_|Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            ThermoEnergy Corporation
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

         |_| Fee paid previously with preliminary materials:


         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

         (2) Form, Schedule or Registration Statement no.:


         (3) Filing Party:

         (4) Date Filed:

                            THERMOENERGY CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

 ------------------------------------------------------------------------------

To the Shareholders of ThermoEnergy Corporation:

     The Annual Meeting of the Shareholders of ThermoEnergy Corporation will be held at the Ritz-Carlton Saint Louis, 7750 Carondelet Avenue, Saint Louis, Missouri, on Wednesday November 18, 1998 at 10:30 a.m. CST, for the following purposes:

              1. To elect two members to the Board of Directors; 2. To ratify the appointment of Kemp & Company as independent auditors of the corporation for the fiscal year ending September 30, 1998; 3. To consider and act upon such other business as may be properly presented to the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business October 16, 1998, as the record date for any determination of the shareholders of common stock entitled to notice of and to vote at the meeting or any adjournment thereof.

     A form of Proxy, the General Information Proxy Statement, the Company's Annual Report to the Securities and Exchange Commission for fiscal year end September 30, 1997, filed on Forms 10-K, the amended Annual Report on Form 10-KA, and the Company's Quarterly Report to the Securities and Exchange Commission for the period ended June 30, 1998, filed on Form 10-Q, are enclosed with this Notice of Annual Meeting.

     All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage prepaid envelope provided for the purpose. Any shareholder attending the meeting may vote in person even if he or she returned a proxy.

                                          By Order of the Board of Directors


                                          Dennis Cossey, Chairman and Secretary
                                          Little Rock, Arkansas
                                                     October 21, 1998

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                            THERMOENERGY CORPORATION
                                 PROXY STATEMENT

                               GENERAL INFORMATION

     This Proxy Statement, the Annual Report of ThermoEnergy Corporation ( the "Company") for the period ending September 30, 1997 filed on Form 10-K with the Securities and Exchange Commission ("SEC") on December 29, 1997, the Company's amended Annual Report filed on From 10-K/A with the SEC on March 3, 1998, and the Company's Quarterly Report for the period ending June 30, 1998 filed on Form 10-Q with the SEC, each of which are being mailed on or about October 16, 1998 to shareholders in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held at the Ritz-Carlton Saint Louis, 7750 Carondelet Avenue, Saint Louis, Missouri on Wednesday November 18, 1998 at 10:30 a.m. CST. The persons named therein as proxies were selected by the Board of Directors of the Company or your designee as directed. The enclosed proxy may be revoked at any time before it is exercised by filing with the corporate secretary an instrument revoking it, or a duly exercised proxy bearing a later date, or by appearing at the meeting and voting your shares in person.

     If you do not expect to be present at the Annual Meeting in person, please promptly sign the accompanying proxy and return it in the enclosed envelope.

     The cost of preparing, assembling and mailing of the Notice of Annual meeting and Proxy and the cost of Further solicitation hereinafter referred to are to be borne by the Company. Solicitations may further be made by directors, officers, and regular employees of the Company, without additional compensation, by use of the mails, telephone, telegraph, or by personal interview.

     Holders of the Company's Common Stock of record at the close of business September 30, 1998 ( the "Record Date") are entitled to vote at the meeting. On the Record Date the Company had outstanding 3,402,967 shares of Series B Common Stock have a par value of .001 per share. Each share of common stock is entitled to vote at the forthcoming Annual Meeting of Shareholders.

     The holders of majority of the share issued and outstanding and entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of the holders of a majority of the shares presented in person or represented by prosy and entitled to vote at the meeting is required for each item of business proposed in the Notice of Annual Meeting.

     Inspectors of election will treat shares represented by proxies that reflect abstentions as share that are present and entitled to vote both for purposes of deterring the presence of a quorum and for the purposes of determining the outcome of any matter submitted to the shareholders for a vote.

                              ELECTION OF DIRECTORS

     The Company has authorized seven positions for the Board of Directors. Six members of the Board are authorized to serve staggered three year terms with two members standing for election each year. One member is authorized to serve a five year term. At the last Annual Meeting of Shareholder, September 5, 1997, Andrew Melton and Dr. Paul Leveler were elected to serve three year terms to May 3, 2000, or until their successors are elected or appointed. On May 1, 1996, P.L. Montesi and T. Randall Kemp were elected to serve three year terms to May 1, 1999, of until their successors are elected or appointed, and Dennis C. Cossey was elected to serve a five year term to May 1, 2001, or until his successor is elected or appointed. Mr. Jerald Sklar was elected to the Board of Directors to fulfill the unexpired term of Mr. Kemp, who resigned from the Board effective April 15, 1997. Mr. Sklar's term as a Director expires May 1, 1999, or until his successor is elected or appointed.

     On May, 3 1995, Dr. Louis Ortmann and J. Donald Phillips were elected to serve three year terms to May 3, 1998, or until their successors are elected or appointed. These two positions have expired and stand for election at the 1998 Annual Meeting of Shareholders.

     The following biographical information sets forth the name, age, principal occupation or employment by each nominee off for director. Messrs. Ortmann and Phillips are each nominated for a three year term.

         J. Donald Phillips, age 65, is an insurance executive in Little Rock, Arkansas and currently a national sales manager of an Arkansas based insurance company. Mr. Phillips had over forty years' experience in the insurance filed and has taught insurance classes at the University of Arkansas at Little Rock. Mr. Phillips also has an extensive background in investment and fiance. Mr. Phillips had been a directors of the Company since November of 1990.

         Dr. Louis J. Ortmann, D.D.S. , age 62, is currently an associate of Louis J. Ortmann Dental Clinic, Inc. and is active in the business management and operation of the clinic. Dr. Ortmann is a graduate of the University of St. Louis and had been engaged in the practice of dentistry for thirty years. Dr. Ortmann had been a director of the Company since September, 1991.

     In the Event any nominee for directors is not available for election as contemplated due to the circumstances not now known, it is the intention of the proxies named in the enclosed proxy to vote for such other person as the Board of Directors may nominate.


     The Board of Directors recommends a vote "FOR" election of J. Donald Phillips and Dr. Louis Ortmann to the Board of Directors.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has, Subject to Ratification by the shareholders, appointed Kemp and Company as independent certified public accountants of the Company for fiscal year 1998. It is intended that the persons named in the accompanying Proxy will vote to ratify such appointment.

     Kemp and Company has served continuously as auditors of the Company since 1992. Neither the firm nor any of its members has any direct financial interest of any material indirect financial interest in the Company or any of its subsidiaries. A representative of Kemp and Company is expected to be present at the Annual Meeting and will be available re respond to appropriate questions.

     The Board of Directors recommends a vote "FOR" ratification of the appointment of Kemp and Company as independent auditors.

                                  OTHER MATTERS

     The management does not intend to bring any other business before the meeting and has no reason to believe that any will be presented at the meeting, the proxies named in the enclosed from of proxy will vote the proxy in accordance with their best judgment.

                      INFORMATION INCORPORATED BY REFERENCE

     Items 3, 5, 11, 12, and 13 of the Company's Form 10-K filed with the SEC on December 29, 1997 are incorporated by reference into this Proxy Statement for the purposes of complying with Schedule 14A of the Securities Exchange Act of 1934.

                                          By Order of the Board of Directors

                                          Dennis Cossey, Chairman and Secretary
                                          Little Rock, Arkansas
                                          October 21, 1998

PROXY

                            THERMOENERGY CORPORATION

             Proxy Solicited on Behalf of the Board of Directors of
              this Corporation for Annual Meeting November 18, 1998


The undersigned appoints Dennis Cossey, P.L. Montesi, or each of them, or ___________, your designee, as proxies of the undersigned, each with full power of substitution to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Innotek Corporation, to be held at the Ritz-Carlton Saint Louis, 7750 Carondelct Avenue, Saint Louis, Missouri, on Wednesday, November 18, 1998 at 10:30 a.m. CST., and at any adjournments of said meetings, all of the shares of the Common Stock of said Corporation in the name of the undersigned or which the undersigned may be entitled to vote; hereby revoking any proxy or proxies heretofore given by the undersigned.


              (Continued and to be signed and dated on other side)

Please mark
your votes as
indicated in
this example.   [X]

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "For" Proposals 1, 2 and 3. Its is revocable at any time before it is exercised.

1.  ELECTION OF DIRECTORS    NOMINEES:    DR. LOUIS ORTMANN      THREE YEAR TERM
                                          J. DON PHILLIPS        THREE YEAR TERM

FOR all nominees           WITHHOLD
listed to the right        AUTHORITY                 (Mark only one)
(except as marked       to vote for all nominees    VOTE FOR all nominees listed
 to the contrary)       listed to the right         above, except vote withheld
      |_|                       |_|                  for following nominees
                                                     (if any)_________

                                                 -------------------------------
                                                   ADDITIONAL NOMINEES (IF ANY)


2. RATIFICATION OF APPOINTMENT OF KEMP AND COMPANY 3. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS AS INDEPENDENT AUDITORS OF THE CORPORATION. MAY PROPERLY COME BEFORE THE MEETING.

         FOR               AGAINST          ABSTAIN
         |_|               |_|              |_|

                                                     Dated:_______________, 19__

                                                    ----------------------------
                                                    ----------------------------
                                                      Signature of Shareholder

                              This Proxy Must Be Signed Exactly as Name Appears Hereon. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

                              PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.